UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2015

The RHJ Funds file their complete schedules of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-474-5669; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2015 (Unaudited)

SHAREHOLDERS’ LETTER

RHJ Funds Annual Report

The year ended October 31, 2015 confirmed the resurgence of volatility and culminated in overall mixed results for U.S. equity. As with the prior fiscal year, the period saw a dramatic rally in October, and the Russell 2500, Russell 2000 and Russell Micro Cap indices each shook out modestly positive results to close out the year. Broad markets, as measured by the S&P 500, gained 4.75% during the period, and growth indices uniformly outperformed their value counterparts.

The fiscal year opened in optimistic territory, carrying a welcome rebound initiated after markets stuttered in the fall months of 2014; by the end of the calendar year, markets seemed to have digested the collapse in oil prices and were in no hurry to re-price themselves for any near-term rate hikes by the Federal Reserve (“the Fed”). Through mid-calendar year, investors seemed unbothered by a cagey Fed, content to calculate that the “lift-off” was several months away, given the Fed’s stated preoccupation with market confidence, and the fact that low oil prices, low inflation and a strong dollar seemed to be encouraging consumers. Mid-summer evidenced the fragility of that confidence, however, as investors dumped U.S. stocks based upon renewed concern that China’s weakening economy, along with much of the rest of the world, would drag the U.S. economy down with it. This anxiety was compounded by a long and mounting list of other macro-level policy and economic negatives: the so-called “Grexit,” Putin’s political alignment in Syria (which conflicts directly with the U.S. position), refugees in Europe, the strong U.S. Dollar punishing exports, domestic presidential election banter, and severely weakened earnings in the energy sector, where diminished spending was captured in a weakened headline GDP number several months ago.

The entire third calendar quarter demonstrated that, even many months removed from last year’s collapse in oil prices, commodities and commodity-related stocks still had not reached their bottom; the S&P 500 Energy sector fell another 17% in calendar-year 3Q alone, with Materials set back soundly as well. But because in prior periods markets had clawed through challenging Energy performance to post positive gains, the nail in the coffin during the third quarter appeared to be the pullback in Health Care, a sector driven up feverishly the past several years by low discount rates and a busy environment of cheaply capitalized mergers and acquisitions. Exorbitant drug price talk and acknowledgement of at least some binary risk in Biotech issues sent Health Care into a bit of a tailspin. While the S&P 500 Health Care sector saw an 11% loss, bio-tech heavy market areas, such as small and micro, fully hemorrhaged value. While October, as expected, restored nearly half of that value, we feel the market’s initial reaction may signal an economizing of growth appetites or, at least the restoration of focus on a fundamental picture that no longer leans on bottomed-out interest rates to deeply discount growth.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2015 (Unaudited)

As with the prior year, October delivered a welcome, robust bounce, and U.S. equity indices — excepting only small and micro cap value stocks — were able to claw out of the red to close out the fiscal year. Overall, few U.S. equity portfolios, if any, were fully spared this year’s whiplash as markets familiarized themselves again with volatility, a particularly jarring experience given the smooth upward trajectory of markets in recent memory. For many quarters, quality-oriented stock-pickers watched their profitable, low-key growers surpassed by speculative, high-beta names enjoying wild multiple expansion. We believe that in recent months, relative protection has been, and will be going forward, the dividend for downturn-ready investors, and in our view, stock-picking will finally bring to bear its value in a context of winners and losers. We remain confident in the persistence of the U.S. economy, the outlook for small, steady growers, and the efficacy of our process and discipline.

RHJ SMID Cap Portfolio

As of October 31, 2015	6 Months	Calendar YTD	1 Year
RHJ SMID Cap Portfolio	(4.74)%	(1.65)%	(0.73)%
Russell 2500 Index	(3.93)%	(0.73)%	1.50%
Russell 2500 Growth Index	(3.83)%	1.18%	4.17%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.474.5669.

Prior to March 31, 2015, the SMID Cap Portfolio was known as the Mid Cap Portfolio. The name was changed to better reflect the strategy of the Portfolio. For periods shown prior to April 1, 2015 the Russell Midcap and Russell Midcap Growth indices were used for comparison purposes. The benchmark was changed to more accurately reflect the strategy of the composite.

Rice Hall James SMID Cap Portfolio, a portfolio of the Advisors’ Inner Circle, is distributed by SEI Investments Distribution Co., which is not affiliated with Rice Hall James or any other affiliate. Neither this material nor any accompanying oral presentation or remarks by a representative of the Distributor is intended to constitute a recommendation of the Fund or a determination of suitability for any investor.

The Gross Expense Ratio is 2.88%. The Net Expense Ratio is 1.40%. The adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2015 (Unaudited)

For the year ended October 31, 2015, the RHJ SMID Cap Portfolio returned (0.73)%, underperforming the Russell 2500 Index return of 1.50%.

Consistent with the prior year, SMID and mid-cap assets enjoyed a strong relative position, capturing both upside in forward-moving markets and also being spared some of the hurt experienced by smaller-cap names in volatility-related sell-offs.

Albeit small, the Portfolio’s Materials position gained mightily, up 58% vs. a 6% index sector loss; the Portfolio underweight was also additive to relative results. Both the Portfolio and index Technology exposures gained 8%, but an overweight proved supportive to benchmark-relative performance.

Underperforming, overweight Industrials (up 21% vs. 15%) and Health Care (up 16% vs 13%) positions effected much of the relative underperformance with negative returns for the period. The Portfolio’s Financials names outperformed with a 14% return but the significant underweight position was an overall detractor.

RHJ Small Cap Portfolio

As of October 31, 2015	6 Months	Calendar YTD	1 Year
RHJ Small Cap Portfolio	(0.95)%	3.66%	5.35%
Russell 2000 Index	(4.12)%	(2.53)%	0.34%
Russell 2000 Growth Index	(3.47)%	(0.10)%	3.52%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.474.5669.

The Gross Expense Ratio is 1.67%. The Net Expense Ratio is 1.19%. The adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced.

The RHJ Small Cap Portfolio returned 5.35% for the year ended October 31, 2015, handily outperforming the Russell 2000 Index return of 0.34%.

The period held in store both continued growth-buying and a harsh pullback for U.S. small caps, which touched off the fiscal year with a steep decline from all-time highs reached in July 2014. The asset class pushed through a volatile mid-year stretch and punishing performance in August and September, arriving at a welcome rebound in October.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2015 (Unaudited)

Stock-picking in Technology delivered the largest boost to relative performance, with the Portfolio’s overweight position up 20% vs. 10% for the market sector. Also outpacing the index in positive territory, Consumer Discretionary advanced 16% vs. a 1% gain for the index sector.

Stock selection faltered in Financials, with the Portfolio position down 3% vs. a 4% index gain and suffering almost equally on a contribution basis from a 17% structural underweight to the sector, a 24% index allocation. The small, modestly underweight Consumer Staples position fell 20% vs. an index gain of 7%.

RHJ Micro Cap Portfolio

As of October 31, 2015	6 Months	Calendar YTD	1 Year
RHJ Micro Cap Portfolio	(5.43)%	(2.72)%	0.11%
Russell Microcap Index	(4.36)%	(3.66)%	0.82%
Russell Microcap Growth Index	(4.90)%	(2.42)%	4.24%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.474.5669.

Shareholders may pay a 2.00% redemption fee when they redeem shares held for less than 90 days. The Gross Expense Ratio is 1.71%. The net expense ratio is 1.60%.

The RHJ Micro Cap Equity Portfolio posted a return of 0.11% for the year ending October 31, 2015, lagging the Russell Microcap Index result of 0.82%.

Micro caps’ experience during the period evidenced the resurgence of volatility, as the asset class enjoyed, relative to broader markets, robust rebounds and advances, but was also punished harshly during sell-offs, resulting in an effective wash for the fiscal year.

Stock-picking drove positive relative results, primarily from an overweight Technology allocation that gained 12% vs. a 5% gain for the index. Telecommunications, a small component of both the Portfolio and the benchmark, nonetheless contributed meaningfully to relative results, advancing 41% vs. 13% for the index.

Although it lagged only modestly on a return basis — gaining 7% vs. 8% for the index — the Portfolio’s Financials position proved the greatest drag on relative results, given a 22% underweight to the index sector. This sector comprises over a

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2015 (Unaudited)

quarter of the benchmark and outperformed the overall index return during the period. The market-weight, nominal Materials position underperformed, shedding 44% vs. a 14% loss for the benchmark.

Investment Management Team

The RHJ Funds

This represents management’s assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Past performance is not a guarantee of future results. Mutual fund investing involves risk including the possible loss of principal. There are specific risks inherent in small cap investing, such as greater share volatility as compared to other funds that invest in stocks of companies with larger and potentially more stable market capitalizations.

Definition of Comparative Indices

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500 Index is an unmanaged index comprised of 2,500 stocks of U.S. companies with small to mid-cap market capitalizations.

Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book and higher forecasted growth values.

Russell Microcap Index is an unmanaged index that consists of the smallest 2,000 securities in the small-cap Russell 2000 Index plus the next 2,000 securities.

Russell Microcap Growth Index measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMID CAP PORTFOLIO
OCTOBER 31, 2015 (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR YEARS ENDED OCTOBER 31, 2015
	1 Year	3 Years	5 Years	10 Years	Inception to Date
Rice Hall James SMID Cap Portfolio†	-0.73%	13.54%	8.87%	6.33%	7.21%
Russell 2500 Index	1.50%	14.85%	13.07%	8.33%	9.25%
Russell 2500 Growth Index	4.17%	16.48%	14.25%	9.29%	9.97%

†	The Rice Hall James SMID Cap Portfolio commenced operations on July 30, 2004; effective March 31, 205, the portfolio was renamed the Rice Hall James SMID Cap Portfolio, and the Russell 2500 Index was designated as the primary benchmark.

*	If the Adviser and/or Fund’s service providers had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends but, unlike a fund’s returns, do not reflect the deduction of any fees or expenses. If such fees and expenses were included in the index returns the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations may change at any given time; they do not constitute, and should not be considered, recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO
OCTOBER 31, 2015 (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR YEARS ENDED OCTOBER 31, 2015
	1 Year	3 Years	5 Years	10 Years	Inception to Date
Rice Hall James Small Cap Portfolio†	5.35%	15.14%	15.53%	9.06%	9.44%
Russell 2000 Index	0.34%	13.90%	12.06%	7.47%	8.09%
Russell 2000 Growth Index	3.52%	16.16%	13.56%	8.67%	6.39%

†	The Rice Hall James Small Cap Portfolio commenced operations on November 1, 1996.

*	If the Adviser and/or Fund’s service providers had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends but, unlike a fund’s returns, do not reflect the deduction of any fees or expenses. If such fees and expenses were included in the index returns the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations may change at any given time; they do not constitute, and should not be considered, recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
OCTOBER 31, 2015 (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR YEARS ENDED OCTOBER 31, 2015
	1 Year	3 Years	5 Years	10 Years	Inception to Date
Rice Hall James Micro Cap Portfolio†	0.11%	12.94%	13.35%	6.17%	11.44%
Russell MicroCap Index	0.82%	14.50%	12.30%	5.76%	N/A%
Russell MicroCap Growth Index	4.24%	16.51%	13.25%	6.48%	N/A%

†	The Rice Hall James Micro Cap Portfolio commenced operations on July 1, 1994.

*	If the Adviser and/or Fund’s service providers had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends but, unlike a fund’s returns, do not reflect the deduction of any fees or expenses. If such fees and expenses were included in the index returns the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations may change at any given time; they do not constitute, and should not be considered, recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMID CAP PORTFOLIO
OCTOBER 31, 2015

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.8%
	Shares	Value

CONSUMER DISCRETIONARY — 24.1%
Brunswick	2,197	$118,221
Five Below*	2,423	83,206
Genesco*	1,761	110,326
Gentex	2,796	45,827
Harman International Industries	818	89,947
Hasbro	1,638	125,847
HSN	1,421	87,889
Nordstrom	1,796	117,117
Norwegian Cruise Line Holdings*	1,763	112,162
Sotheby’s	3,401	117,845
Williams-Sonoma	1,169	86,214

		1,094,601

CONSUMER STAPLES — 6.1%
Pinnacle Foods	4,413	194,525
United Natural Foods*	1,647	83,091

		277,616

ENERGY — 2.8%
Core Laboratories	874	101,672
Whiting Petroleum*	1,541	26,552

		128,224

FINANCIALS — 8.4%
CBRE Group, Cl A*	3,262	121,607
Comerica	1,577	68,442
FactSet Research Systems	555	97,192

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMID CAP PORTFOLIO
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

FINANCIALS — 8.4%
Zions Bancorporation	3,316	$95,401

		382,642

HEALTH CARE — 13.8%
Amsurg*	2,180	152,796
Bio-Techne	1,023	90,229
Edwards Lifesciences*	450	70,717
Endo International*	1,964	117,820
Mednax*	1,623	114,373
STERIS	1,065	79,822

		625,757

INDUSTRIALS — 18.5%
Advisory Board*	1,798	78,806
Beacon Roofing Supply*	1,426	50,466
CLARCOR	2,239	111,637
Genesee & Wyoming, Cl A*	1,033	69,314
IDEX	1,166	89,502
Middleby*	940	109,924
Nordson	1,168	83,208
WABCO Holdings*	892	100,109
Xylem	3,968	144,475

		837,441

INFORMATION TECHNOLOGY — 23.1%
Anixter International*	1,453	99,647
CDW	1,894	84,643
FEI	1,306	94,280
First Solar*	1,777	101,413
FLIR Systems	3,839	102,386
IPG Photonics*	1,294	106,910
Linear Technology	1,814	80,578
Microchip Technology	1,886	91,075
National Instruments	2,712	82,635
NVIDIA	2,649	75,152

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMID CAP PORTFOLIO
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

INFORMATION TECHNOLOGY — 23.1%
Teradyne	6,632	$129,457

		1,048,176

TOTAL COMMON STOCK (Cost $3,920,102)		4,394,457

SHORT-TERM INVESTMENT (A) — 5.3%
CASH EQUIVALENT
Dreyfus Treasury Cash Management Fund, Class A, 0.010% (Cost $239,860)	239,860	239,860

TOTAL INVESTMENTS — 102.1% (Cost $4,159,962)		$4,634,317

Percentages are based on Net Assets of $4,539,020.

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of October 31, 2015.
Cl	— Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO
OCTOBER 31, 2015

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 94.4%**
	Shares	Value

CONSUMER DISCRETIONARY — 18.1%
Cinemark Holdings	29,800	$1,056,112
EW Scripps, Cl A	41,800	922,108
Five Below*	33,000	1,133,220
Helen of Troy*	10,700	1,061,547
IMAX*	38,800	1,489,532
Oxford Industries	11,666	849,518
Red Robin Gourmet Burgers*	11,400	853,746
Texas Roadhouse, Cl A	22,600	776,310
Tumi Holdings*	37,000	593,110

		8,735,203

CONSUMER STAPLES — 1.6%
Snyders-Lance	21,600	767,664

ENERGY — 0.9%
Gulfport Energy*	14,300	435,721

FINANCIALS — 6.7%
Cathay General Bancorp	27,700	867,010
Columbia Banking System	24,080	802,346
Glacier Bancorp	27,300	746,928
UMB Financial	16,300	800,004

		3,216,288

HEALTH CARE — 14.9%
Albany Molecular Research*	52,400	945,296
AMN Healthcare Services*	25,800	731,946
Analogic	12,200	1,068,964

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 14.9%
HealthSouth	21,000	$731,430
LivaNova*	14,300	947,804
Natus Medical*	20,200	919,706
Owens & Minor	20,750	743,887
Team Health Holdings*	18,400	1,097,928

		7,186,961

INDUSTRIALS — 20.1%
Albany International, Cl A	21,000	788,970
Beacon Roofing Supply*	15,100	534,389
FTI Consulting*	29,700	1,010,097
Korn	34,600	1,258,402
Matson	21,200	971,596
Mueller Water Products, Cl A	86,100	757,680
Rush Enterprises, Cl A*	32,100	782,598
Steelcase, Cl A	55,700	1,081,137
TASER International*	35,500	831,055
Tennant	13,900	805,088
Tetra Tech	32,200	866,180

		9,687,192

INFORMATION TECHNOLOGY — 28.3%
Acxiom*	48,800	1,079,456
Blackhawk Network Holdings, Cl A*	29,100	1,239,078
Coherent*	12,000	650,400
Cray*	36,800	1,090,384
Electronics For Imaging*	17,000	789,480
EPAM Systems*	16,400	1,268,540
FARO Technologies*	14,605	493,503
Integrated Device Technology*	39,700	1,012,350
Ixia*	75,400	1,086,514
MAXIMUS	13,400	913,880
NIC	29,700	563,409
NICE Systems ADR	15,902	983,061
Pegasystems	32,000	892,480
Plantronics	14,800	793,576
PTC*	22,500	797,400

		13,653,511

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

MATERIALS — 3.8%
Balchem	14,600	$997,180
Sensient Technologies	12,700	828,929

		1,826,109

TOTAL COMMON STOCK (Cost $37,649,861)		45,508,649

SHORT-TERM INVESTMENT (A) — 5.0%
CASH EQUIVALENT
Dreyfus Treasury Cash Management Fund, Class A, 0.010% (Cost $2,403,037)	2,403,037	2,403,037

TOTAL INVESTMENTS — 99.4% (Cost $40,052,898)		$47,911,686

Percentages are based on Net Assets of $48,214,834.

*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes
(A)	The rate reported is the 7-day effective yield as of October 31, 2015.
ADR	— American Depositary Receipt
Cl	— Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
OCTOBER 31, 2015

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages based on total investments.

SUMMARY SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.5%
	% of Net Assets	Shares	Value

CONSUMER DISCRETIONARY — 19.9%
Build-A-Bear Workshop, Cl A*	1.1%	32,000	$497,920
Carrols Restaurant Group*	1.8	69,000	811,440
Cavco Industries*	1.8	8,100	798,660
Citi Trends	1.9	31,100	826,327
Ethan Allen Interiors	1.1	16,900	459,849
Fox Factory Holding*	1.6	40,300	715,325
Libbey	1.2	15,700	528,148
Lifetime Brands	1.5	41,456	637,179
Potbelly*	1.3	49,500	554,400
Rentrak*	1.8	13,800	761,484
Shoe Carnival	1.2	22,350	502,204
Other Securities	3.6		1,549,876

			8,642,812

CONSUMER STAPLES — 3.4%
Diamond Foods*	1.3	13,700	542,794
Farmer Bros*	1.0	15,700	445,566
Inter Parfums	1.1	17,300	477,826

			1,466,186

ENERGY — 1.4%
Other Securities	1.4		607,558

			607,558

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
OCTOBER 31, 2015

COMMON STOCK — continued
	% of Net Assets	Shares	Value

FINANCIALS — 5.2%
Pacific Continental	1.1%	34,800	$499,032
State Bank Financial	1.2	24,800	530,720
Yadkin Financial	1.2	22,700	534,585
Other Securities	1.7		724,615

			2,288,952

HEALTH CARE — 18.7%
Cambrex*	2.0	18,700	859,639
Cross Country Healthcare*	2.0	63,400	855,900
LeMaitre Vascular	1.8	57,200	761,904
LHC Group*	1.5	14,700	662,455
Natus Medical*	1.5	14,500	660,185
Providence Service*	1.7	14,300	738,595
Repligen*	1.6	20,500	681,420
SurModics*	1.3	26,400	563,112
US Physical Therapy	2.2	19,200	941,952
Other Securities	3.1		1,402,496

			8,127,658

INDUSTRIALS — 19.0%
Alamo Group	1.2	11,200	525,504
Apogee Enterprises	1.4	11,900	589,407
Echo Global Logistics*	1.5	27,500	654,225
Exponent	2.1	18,400	945,944
GP Strategies*	1.5	25,700	644,813
Heritage-Crystal Clean*	1.1	38,900	463,688
John Bean Technologies	1.6	15,600	699,816
Lydall*	1.6	20,000	684,600
Navigant Consulting*	1.1	27,500	473,000
Other Securities	5.9		2,579,915

			8,260,912

INFORMATION TECHNOLOGY — 22.6%
Applied Optoelectronics*	1.4	29,500	608,290
CalAmp*	1.7	39,100	741,336
Calix*	1.1	67,600	472,524
ePlus*	1.1	5,400	455,868

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
OCTOBER 31, 2015

COMMON STOCK — continued
	% of Net Assets	Shares	Value

INFORMATION TECHNOLOGY — 22.6%
Fabrinet*	1.7%	34,600	$749,782
Immersion*	1.6	54,900	712,602
Mesa Laboratories	1.7	6,500	727,025
Nanometrics*	1.2	33,100	505,768
Newport*	1.2	35,700	539,427
Photronics*	1.2	54,000	517,860
Sykes Enterprises*	2.0	30,500	884,500
WNS Holdings ADR*	2.3	28,809	981,523
Other Securities	4.4		1,943,977

			9,840,482

MATERIALS — 1.0%
Other Securities	1.0		434,160

TELECOMMUNICATION SERVICES — 4.3%
8x8*	2.2	89,800	957,268
Vonage Holdings*	2.1	149,000	904,430

			1,861,698

TOTAL COMMON STOCK (Cost $35,094,745)			41,530,418

SHORT-TERM INVESTMENT (A) — 6.4%
Dreyfus Treasury Cash Management Fund, Cl A, 0.010% (Cost $2,779,945)	6.4	2,779,945	2,779,945

TOTAL INVESTMENTS — 101.9% (Cost $37,874,690)			$44,310,363

Percentages are based on Net Assets of $43,493,316.

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of October 31, 2015.
ADR	— American Depositary Receipt
Cl	— Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
OCTOBER 31, 2015

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). Footnotes above may apply to securities that are included in “Other Securities.” For further detail, the complete schedule of portfolio holdings is available (i) without charge, upon request, by calling 1-866-474-5669; and (ii) on the SEC’s website at http://www.sec.gov.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2015

STATEMENTS OF ASSETS AND LIABILITIES

	SMID Cap Portfolio	Small Cap Portfolio	Micro Cap Portfolio
Assets:
Investments at Value (Cost $4,159,962, $40,052,898 and $37,874,690, respectively)	$4,634,317	$47,911,686	$44,310,363
Prepaid Expenses	6,108	10,660	12,123
Receivable Due from Investment Advisor	3,659	—	—
Dividends Receivable	1,911	17	7,411
Receivable for Capital Shares Sold	1,476	35,292	2,297
Receivable for Investment Securities Sold	—	363,616	202,837

Total Assets	4,647,471	48,321,271	44,535,031

Liabilities:
Payable for Investment Securities Purchased	92,541	—	936,543
Payable Due to Investment Adviser	—	15,545	21,659
Payable Due to Administrator	1,414	14,880	13,433
Payable Due to Trustees	377	3,938	3,553
Chief Compliance Officer Fees Payable	128	1,339	1,208
Payable for Capital Shares Redeemed	—	834	—
Other Accrued Expenses	13,991	69,901	65,319

Total Liabilities	108,451	106,437	1,041,715

Net Assets	$4,539,020	$48,214,834	$43,493,316

Net Assets Consist of:
Paid-in Capital	$6,038,722	$30,685,353	$39,091,056
Accumulated Net Investment Loss	(14,917)	—	(408,566)
Accumulated Net Realized Gain (Loss) on Investments	(1,959,140)	9,670,693	(1,624,847)
Net Unrealized Appreciation on Investments	474,355	7,858,788	6,435,673

Net Assets	$4,539,020	$48,214,834	$43,493,316

Institutional Class Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	n/a	3,542,120	1,579,593

Investor Class Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	237,460	n/a	n/a

Net Asset Value,
Per share — Institutional Class	n/a	$13.61	$27.53 *

Net Asset Value,
Per share — Investor Class	$19.11	n/a	n/a

*	Redemption price per share may be less if the shares are redeemed less then 90 days from the date of purchase. See Note 2 of the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2015

STATEMENTS OF OPERATIONS

	SMID Cap Portfolio	Small Cap Portfolio	Micro Cap Portfolio
Investment Income
Dividends	$59,512	$410,094	$192,265
Less: Foreign Taxes Withheld	(498)	(1,829)	—

Total Income	59,014	408,265	192,265

Expenses
Investment Advisory Fees	47,183	423,116	314,108
Distribution Fees	13,106	—	—
Shareholder Servicing Fees	—	55,666	56,502
Administration Fees	18,401	184,225	147,375
Trustees’ Fees	1,363	13,520	11,114
Chief Compliance Officer Fees	637	4,189	3,624
Transfer Agent Fees	33,006	79,909	67,963
Registration and Filing Fees	17,116	23,789	21,308
Printing Fees	4,196	20,533	17,942
Audit Fees	3,946	30,482	35,722
Legal Fees	2,657	24,919	20,834
Custodian Fees	5000	5,000	5,000
Other Expenses	4,418	20,486	15,310

Expenses Before Expense Waiver and Fees Paid Indirectly	151,029	885,834	716,802

Less:
Waiver of Investment Advisory Fees	(47,183)	(226,020)	(37,959)
Reimbursement from Adviser	(30,451)	—	—
Fees Paid Indirectly(1)	(627)	(30,418)	(9,214)

Net Expenses After Expense Waiver, Reimbursements and Fees Paid Indirectly	72,768	629,396	669,629

Net Investment Loss	(13,754)	(221,131)	(477,364)

Net Realized Gain on Investments	416,197	10,589,512	560,030
Net Change in Unrealized Appreciation (Depreciation) on Investments	(404,155)	(7,903,960)	(82,364)

Total Net Realized and Unrealized Gain on Investments	12,042	2,685,552	477,666

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,712)	$2,464,421	$302

(1)	See Note 4 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMID CAP PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net Investment Loss	$(13,754)	$(24,235)
Net Realized Gain on Investments	416,197	785,800
Net Change in Unrealized Appreciation (Depreciation) on Investments	(404,155)	(357,097)

Net Increase (Decrease) in Net Assets Resulting in Operations	(1,712)	404,468

Capital Share Transactions:
Issued	431,958	452,461
Redeemed	(967,550)	(1,085,569)

Net Decrease in Net Assets from Capital Share Transactions	(535,592)	(633,108)

Total Decrease in Net Assets	(537,304)	(228,640)
Net Assets:
Beginning of Year	5,076,324	5,304,964

End of Year	$4,539,020	$5,076,324

Accumulated Net Investment (Loss)	$(14,917)	$(25,051)

Shares Issued and Redeemed:
Issued	22,062	24,130
Redeemed	(48,343)	(57,234)

Net Decrease in Shares Outstanding from Share Transactions	(26,281)	(33,104)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net Investment Loss	$(221,131)	$(308,761)
Net Realized Gain on Investments	10,589,512	14,649,005
Net Change in Unrealized Appreciation (Depreciation) on Investments	(7,903,960)	(9,265,916)

Net Increase in Net Assets Resulting in Operations	2,464,421	5,074,328

Distributions:
Net Realized Gain	(14,030,743)	(8,499,981)

Total Distributions	(14,030,743)	(8,499,981)

Capital Share Transactions:
Issued	5,885,785	8,241,239
Reinvestment of Distributions	13,268,828	8,331,952
Redeemed	(33,153,818)	(35,908,777)

Net Decrease in Net Assets from Capital Share Transactions	(13,999,205)	(19,335,586)

Total Decrease in Net Assets	(25,565,527)	(22,761,239)
Net Assets:
Beginning of Year	73,780,361	96,541,600

End of Year	$48,214,834	$73,780,361

Accumulated Net Investment Income (Loss)	$—	$(308,761)

Shares Issued and Redeemed:
Issued	402,666	493,870
Reinvestment of Distributions	1,008,987	514,001
Redeemed	(2,108,901)	(2,169,237)

Net Decrease in Shares Outstanding from Share Transactions	(697,248)	(1,161,366)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net Investment Loss	$(477,364)	$(403,555)
Net Realized Gain on Investments	560,030	4,004,921
Net Change in Unrealized Appreciation (Depreciation) on Investments	(82,364)	(2,252,543)

Net Increase in Net Assets Resulting in Operations	302	1,348,823

Capital Share Transactions:
Issued	8,715,857	3,165,174
Redemption Fees(1)	424	7,554
Redeemed	(4,301,498)	(5,552,145)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,414,783	(2,379,417)

Total Increase (Decrease) in Net Assets	4,415,085	(1,030,594)
Net Assets:
Beginning of Year	39,078,231	40,108,825

End of Year	$43,493,316	$39,078,231

Accumulated Net Investment Income (Loss)	$(408,566)	$(345,945)

Shares Issued and Redeemed:
Issued	307,670	113,966
Redeemed	(149,054)	(201,382)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	158,616	(87,416)

(1)	See Note 2 in the Notes to Financial Statements

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMID CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Year	$19.25		$17.87	$13.18	$13.49	$12.61

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.05)		(0.09)	(0.07)	0.01	(0.07)
Net Realized and Unrealized Gain (Loss)	(0.09	)(3)	1.47	4.89	(0.32)	0.95

Total from Investment Operations	(0.14)		1.38	4.82	(0.31)	0.88

Dividends and Distributions:
Net Investment Income	—		—	(0.13)	—	—

Total Dividends and Distributions	—		—	(0.13)	—	—

Net Asset Value, End of Year	$19.11		$19.25	$17.87	$13.18	$13.49

Total Return†	(0.73)%		7.72%	36.86%	(2.30)%	6.98%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$4,539		$5,076	$5,305	$8,580	$9,087
Ratio of Net Expenses to Average Net Assets(2)	1.40%		1.40%	1.40%	1.40%	1.40%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	2.88%		2.71%	2.37%	2.12%	2.22%
Ratio of Net Investment Loss to Average Net Assets	(0.26)%		(0.46)%	(0.46)%	(0.08)%	(0.47)%
Portfolio Turnover Rate	51%		50%	44%	60%	57%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and/or expenses assumed by the Adviser during the year.
(1)	Per share calculations were performed using average shares for the period.
(2)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 1.39%, 1.38%, 1.36%, 1.37% and 1.38%, respectively.
(3)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$17.40	$17.88	$13.23	$13.40	$10.30

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.06)	(0.06)	(0.08)	(0.02)	(0.12)
Net Realized and Unrealized Gain	0.83	1.23	4.73	0.44	3.22

Total from Investment Operations	0.77	1.17	4.65	0.42	3.10

Distributions from:
Net Realized Gain	(4.56)	(1.65)	—	(0.59)	—
Return of Capital	—	—	—	— (2)	—

Total Distributions	(4.56)	(1.65)	—	(0.59)	—

Net Asset Value, End of Year	$13.61	$17.40	$17.88	$13.23	$13.40

Total Return†	5.35%‡	7.21%‡	35.15%‡	3.63%	30.10%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$48,215	$73,780	$96,542	$87,715	$140,176
Ratio of Net Expenses to Average Net Assets(3)	1.19%	1.22%	1.41%	1.32%	1.37%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.67%	1.51%	1.51%	1.44%	1.47%
Ratio of Net Investment Loss to Average Net Assets	(0.42)%	(0.38)%	(0.54)%	(0.12)%	(0.96)%
Portfolio Turnover Rate	47%	46%	49%	89%	79%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	Total return would have been lower had certain fees not been waived and/or expenses assumed by the Adviser during the year.
(1)	Per share calculations were performed using average shares for the year.
(2)	Value is less than $0.01 per share.
(3)	The Ratio of Expenses to Average Net Assets includes the effect of fees paid indirectly. If these expense offsets were excluded, the ratios would have increased by 6 basis points (bps), 3 bps, 3 bps, 12 bps and 10 bps, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$27.50	$26.59	$19.11	$16.95	$14.71

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.33)	(0.27)	(0.24)	(0.21)	(0.22)
Net Realized and Unrealized Gain	0.36	1.17	7.72	2.37	2.46

Total from Investment Operations	0.03	0.90	7.48	2.16	2.24

Redemption Fees	— (2)	0.01	— (2)	— (2)	— (2)

Net Asset Value, End of Year	$27.53	$27.50	$26.59	$19.11	$16.95

Total Return†	0.11%‡	3.42%	39.14%	12.74%	15.23%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$43,493	$39,078	$40,109	$33,596	$34,334
Ratio of Net Expenses to Average Net Assets(3)	1.60%	1.53%	1.51%	1.36%	1.50%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.71%	1.54%	1.55%	1.43%	1.62%
Ratio of Net Investment Loss to Average Net Assets	(1.14)%	(0.99)%	(1.07)%	(1.14)%	(1.31)%
Portfolio Turnover Rate	71%	57%	98%	101%	147%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	Total return would have been lower had certain fees not been waived and/or expenses assumed by the Adviser during the year.
(1)	Per share calculations were performed using average shares for the period.
(2)	Value is less than $0.01 per share
(3)	The Ratio of Net Expenses to Average Net Assets includes the effect of fees paid indirectly. If these expense offsets were excluded, the ratios would have increased by 2 basis points (bps), 1 bps, 4 bps, 7 bps and 12 bps, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2015

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 57 funds. The financial statements herein are those of the Rice Hall James SMID Cap Portfolio (“SMID Cap Portfolio”), Rice Hall James Small Cap Portfolio (“Small Cap Portfolio”), and Rice Hall James Micro Cap Portfolio (“Micro Cap Portfolio”) (each a “Fund” and collectively the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The investment objective of the SMID Cap Portfolio is maximum capital appreciation. The SMID Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. small-and-mid-cap companies with market capitalizations that, at the time of initial purchase, fall within the range of the companies in the Russell 2500 Index at reconstitution each June. The investment objective of the Small Cap Portfolio is maximum capital appreciation. The Small Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. small cap companies with market capitalizations that, at the time of initial purchase, fall within the range of the companies in the Russell 2000 Index at reconstitution each June. The investment objective of the Micro Cap Portfolio is maximum capital appreciation. The Micro Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. micro cap companies that, at the time of initial purchase, fall within the range of companies in the Russell Microcap Index at reconstitution each June. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective March 1, 2015, the RHJ Mid Cap Portfolio became the RHJ SMID Cap Portfolio, and the Russell 2500 Index was designated the Portfolio benchmark. This transition reflected no change in philosophy, process or execution, but served to acknowledge that large advances in benchmark capitalization for the mid-cap asset class had resulted in material differences in terms of Portfolio vs. benchmark capitalization profiles. The Russell 2500 Index is a more appropriate reflection of the companies targeted by this strategy.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2015

the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2015, there were no securities valued in accordance with the fair value procedures.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2015

closing price as of the close of the customary trading session on the exchange where the security is principally traded.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

• Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speed, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

• Level 3 — Prices, inputs or exotic modeling techniques that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2015, all of the Funds’ investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurement under U.S. GAAP. For details of the investment classification, refer to the Schedules of Investments for the SMID Cap Portfolio and Small Cap Portfolio and the Summary Schedule of Investments for the MicroCap Portfolio.

For the year ended October 31, 2015, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2015, there were no Level 3 securities.

For the year ended October 31, 2015, there have been no significant changes to the Funds’ fair value methodologies.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2015

Federal Income Taxes — It is the Funds’ intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Certain expenses are apportioned among the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Each Fund distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Micro Cap Portfolio imposes a 2.00% redemption fee on the value of Institutional Class shares redeemed fewer than 90 days from the date of purchase. The redemption fee is recorded as an increase to paid-in capital. The Micro Cap Portfolio imposed redemption fees of $424 and $7,554, for the years ended October 31, 2015 and October 31, 2014, respectively.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2015

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Commission Recapture, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2015, the SMID Cap Portfolio, Small Cap Portfolio and Micro Cap Portfolio paid $18,401, $184,225 and $147,375, respectively, for these services.

The Trust has adopted a Distribution Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Plan provides that Investor Class shares of the SMID Cap Portfolio will pay the Distributor a fee not to exceed 0.25% of the SMID Cap Portfolio’s average daily net assets attributable to Investor Class shares from this fee, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”). The fee represents compensation for services and reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plan is characterized as a reimbursement plan since the distribution fee will be paid to the Distributor as reimbursement for expenses incurred for distribution-related activity. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or for the provision of shareholder services with respect to shares.

The Funds direct, via a network of executing brokers, certain fund trades to the Distributor, who pays a portion of the Funds’ expenses. Under this arrangement, the SMID Cap Portfolio, Small Cap Portfolio and the Micro Cap Portfolio had expenses

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2015

reduced by $614, $30,207 and $9,151, respectively, savings that were used to pay administrative expenses. These amounts are included in “Fees Paid Indirectly” on the Statement of Operations.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Funds that are serviced by the financial representative. Such fees are paid by the Funds to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Funds’ transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Rice Hall James & Associates, LLC (the “Adviser”). These fees are disclosed on the Statement of Operations as Shareholder Servicing fees.

DST Systems, Inc. serves as the transfer agent and dividend-disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds may earn cash management credits that can be used to offset transfer agent expenses. During the year ended October 31, 2015, the SMID Cap Portfolio, Small Cap Portfolio and the Micro Cap Portfolio earned credits of $13, $211 and $63, respectively, which were used to offset transfer agent expenses. These amounts are included in “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. (formerly Union Bank, N.A.) acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5.	Investment Advisory Agreements:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds. For its services, the SMID Cap Portfolio pays the Adviser an annual fee of 0.90% on the first $250 million, 0.80% on the next $250 million and 0.70% for amounts over $500 million, based on the Fund’s average daily net assets. The Small Cap Portfolio and the Micro Cap Portfolio have a fee calculated at an annual rate of 0.80% and 0.75% of each Fund’s average daily net assets, respectively. Effective March 1, 2015, the Adviser has contractually agreed to waive a portion of its advisory fees and to assume expenses through February 28, 2016, if necessary, in order to keep the SMID Cap Portfolio’s total annual operating expenses, after the effect of expense-offset arrangements, from exceeding 1.40% of average daily net assets. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between total annual operating expenses and 1.40% to recapture all or a portion of its prior reductions or reimbursements made during

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2015

the preceding three-year period. At October 31, 2015, the amount the Adviser may seek as reimbursement of previously waived fees for the SMID Cap Portfolio was $71,044, $69,316 and $77,634, expiring in 2016, 2017 and 2018, respectively. Effective July 1, 2013, the Adviser entered into a contractual expense-limitation agreement with the Small Cap Portfolio and has contractually agreed to waive a portion of its advisory fees and to assume expenses through February 28, 2016, if necessary, in order to keep the Small Cap Portfolio’s total annual operating expenses, after the effect of expense-offset arrangements, from exceeding 1.25% of average daily net assets. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between total annual operating expenses and 1.25% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period during which the agreement was in place. At October 31, 2015, the amount the Adviser may seek as reimbursement of previously waived fees for the Small Cap Portfolio was $48,055, $205,384 and $226,020, expiring in 2016, 2017, and 2018, respectively. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Micro Cap Portfolio’s total annual operating expenses, after the effect of expense-offset arrangements, from exceeding 1.60% of average daily net assets. The Adviser does not have the ability to recapture previously waived fees or reimbursed expenses for the Micro Cap Portfolio.

6.	Investment Transactions:

For the year ended October 31, 2015, the purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

RHJ Fund	Purchases	Sales
SMID Cap Portfolio	$2,573,175	$3,054,010
Small Cap Portfolio	24,337,783	53,806,047
Micro Cap Portfolio	31,101,857	28,306,566

There were no purchases or sales of long-term U.S. Government Securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the differences arise.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2015

Permanent book and tax basis differences are primarily attributable to net operating losses which have been classified to (from) the following for the year ended October 31, 2015:

RHJ Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Decrease in Paid in Capital
SMID Cap Portfolio	$23,888	$—	$(23,888)
Small Cap Portfolio	529,892	(529,892)	—
Micro Cap Portfolio	414,743	—	(414,743)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
SMID Cap Portfolio
2015	$—	$—	$—	$—
2014	—	—	—	—
Small Cap Portfolio
2015	—	14,030,743	—	14,030,743
2014	653,383	7,846,598	—	8,499,981
Micro Cap Portfolio
2015	—	—	—	—
2014	—	—	—	—

As of October 31, 2015, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

RHJ Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforward	Late-Year Loss Deferral	Unrealized Appreciation	Total Distributable Earnings (Accumulated Losses)
SMID Cap Portfolio	$—	$—	$(1,954,023)	$(14,914)	$469,235	$(1,499,702)
Small Cap Portfolio	1,199,074	8,585,218	—	—	7,745,189	17,529,481
Micro Cap Portfolio	—	—	(1,531,276)	(408,567)	6,342,103	4,402,260

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2015 through October 31, 2015. For the tax year ended October 31, 2015, the SMID Cap Portfolio and Micro Cap Portfolio elected to treat the qualified ordinary late year losses of $14,914 and $408,567, respectively, as arising in the following fiscal year.

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net capital gains.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2015

At October 31, 2015, the breakdown of capital loss carryforwards for the Funds was as follows:

RHJ Fund	Expiring October 31,	Amount
SMID Cap Portfolio	2017	$1,954,023
Micro Cap Portfolio	2017	1,531,276

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Funds currently do not have any losses carried forward under these new provisions.

During the year ended October 31, 2015, the SMID Cap Portfolio and Micro Cap Portfolio utilized capital loss carryforwards of $412,699 and $575,063, respectively, to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2015, were as follows:

RHJ Fund	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
SMID Cap Portfolio	$4,165,082	$702,894	$(233,659)	$469,235
Small Cap Portfolio	40,166,497	9,438,304	(1,693,115)	7,745,189
Micro Cap Portfolio	37,968,260	8,859,455	(2,517,352)	6,342,103

The preceding differences between book and tax cost are primarily due to wash sales.

8.	Other:

At October 31, 2015, the percentage of total shares outstanding held by a limited number of shareholders for each Fund, (shareholder segments comprised of omnibus accounts that were held on behalf of individual shareholders), each owning 10% or greater of the aggregate shares outstanding, was as follows:

RHJ Fund	No. of Shareholders	% Ownership
SMID Cap Portfolio	2	70%
Small Cap Portfolio	2	47%
Micro Cap Portfolio	1	42%

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2015

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, remote, based on experience, the risk of loss from such claims is considered remote.

9.	Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund and the Shareholders of

Rice Hall James SMID Cap Portfolio,

Rice Hall James Small Cap Portfolio and

Rice Hall James Micro Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of Rice Hall James SMID Cap Portfolio and Rice Hall James Small Cap Portfolio and the summary schedule of investments of Rice Hall James Micro Cap Portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Rice Hall James SMID Cap Portfolio, Rice Hall James Small Cap Portfolio and Rice Hall James Micro Cap Portfolio (three of the funds constituting The Advisors’ Inner Circle Fund, hereafter referred to as the “Funds”) at October 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 24, 2015

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2015

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you hold an investment that is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2015

DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 05/01/15	Ending Account Value 10/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
SMID Cap Portfolio	$1,000.00	$952.60	1.38%	$6.81
Small Cap Portfolio	1,000.00	990.50	1.22	6.14
Micro Cap Portfolio	1,000.00	945.70	1.60	7.85
Hypothetical 5% Return
SMID Cap Portfolio	$1,000.00	$1,018.23	1.38%	$7.04
Small Cap Portfolio	1,000.00	1,019.04	1.22	6.23
Micro Cap Portfolio	1,000.00	1,017.14	1.60	8.13

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period shown).

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be“interested“ persons of the Trust as

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED
BOARD MEMBERS[3,4]
ROBERT NESHER 69 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT
BOARD MEMBERS[4]
JOHN K. DARR 71 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 63 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-474-5669 The following chart lists Trustees and Officers as of October 31, 2015.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisor’s Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.
5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 73 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 72 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 59 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.
GEORGE J. SULLIVAN, JR. 72 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 50 yrs. old	President (Since 2011)	Managing Director at SEI since 2011. Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

Other Directorships Held by Board Members[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.

3	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III, O’Connor EQUUS and Winton Series Trust since 2014 and Winton Diversified Opportunities Fund since 2015.
DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012- present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 34 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014- present). Associate Stradley Ronon Stevens & Young (2009-2014).
BRIDGET E. SUDALL 35 yrs. old	Privacy Officer (Since 2015) AML Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.

1	Unless otherwise noted, the business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

Other Directorships Held by Officer

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 20, 2015 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser. In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser. The Board was provided with regular reports regarding the Funds’ performance over various time periods, including since their inception, and information regarding the Funds’ performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale. In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement. Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2015 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2015 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2015, the Funds are designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions*	Ordinary Income Distributions*	Total Distributions*	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Interest Related Dividend(3)	Short-Term Capital Gain Dividend(4)
SMID Cap Portfolio	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Small Cap Portfolio.	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%
Micro Cap Portfolio	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

*	Percentages are calculated over taxable distributions.
(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of “Ordinary Income Distributions” (the total of short term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions” (the total of short term capital gain and net investment income distributions). It is the intention of the aforementioned Funds to designate the maximum amount permitted by the law.
(3)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.
(4)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

The Rice Hall James Funds

P.O. Box 219009

Kansas City, MO 64121

866-474-5669

www.rhjfunds.com

Adviser:

Rice Hall James & Associates, LLC

600 West Broadway, Suite 1000

San Diego, CA 92101

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a

current prospectus for the Funds described.

RHJ-AR-001-1400

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$116,100	$0	$0	$112,800	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$25,000	$0	$0	$25,000	$0	$0
(d)	All Other Fees	$0	$0	$4,000	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$723,360	N/A	N/A	$595,010	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$130,000	N/A	N/A	$120,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$72,450	N/A	N/A	$34,500	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$110,000	N/A	N/A	$110,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant ‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $29,000 and $25,000 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $55,300 and $79,100 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $72,450 and $34,500 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2015 and 2014, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
October 31, 2015

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.5%
	Shares	Value
CONSUMER DISCRETIONARY — 19.9%
Build-A-Bear Workshop, Cl A*	32,000	$497,920
Capella Education	7,600	343,140
Carmike Cinemas*	15,200	389,272
Carrols Restaurant Group*	69,000	811,440
Cavco Industries*	8,100	798,660
Citi Trends	31,100	826,327
Ethan Allen Interiors	16,900	459,849
Fox Factory Holding*	40,300	715,325
FTD*	15,100	427,632
Libbey	15,700	528,148
Lifetime Brands	41,456	637,179
MCBC Holdings*	29,600	389,832
Potbelly*	49,500	554,400
Rentrak*	13,800	761,484
Shoe Carnival	22,350	502,204

		8,642,812

CONSUMER STAPLES — 3.4%
Diamond Foods*	13,700	542,794
Farmer Bros*	15,700	445,566
Inter Parfums	17,300	477,826

		1,466,186

ENERGY — 1.4%
Abraxas Petroleum*	110,833	176,225
Navigator Holdings*	30,100	431,333

		607,558

FINANCIALS — 5.2%
Federated National Holding	10,000	307,850
Independent Bank Group	10,700	416,765
Pacific Continental	34,800	499,032
State Bank Financial	24,800	530,720
Yadkin Financial	22,700	534,585

		2,288,952

HEALTH CARE — 18.7%
Cambrex*	18,700	859,639
Cross Country Healthcare*	63,400	855,900
Genesis Healthcare, Cl A*	62,600	310,496
Harvard Bioscience*	8,070	23,726
Inogen*	8,500	363,290
LeMaitre Vascular	57,200	761,904
LHC Group*	14,700	662,455
Natus Medical*	14,500	660,185
Omnicell*	15,400	418,880
Osiris Therapeutics	16,800	286,104
Providence Service*	14,300	738,595
Repligen*	20,500	681,420

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
October 31, 2015

COMMON STOCK — continued
	Shares	Value
HEALTH CARE — continued
SurModics*	26,400	$563,112
US Physical Therapy	19,200	941,952

		8,127,658

INDUSTRIALS — 19.0%
Alamo Group	11,200	525,504
Apogee Enterprises	11,900	589,407
Astronics, Cl B*	1,475	54,944
Astronics*	9,836	371,899
Echo Global Logistics*	27,500	654,225
Enphase Energy*	55,600	200,160
ESCO Technologies	11,900	441,371
Exponent	18,400	945,944
GP Strategies*	25,700	644,813
Heritage-Crystal Clean*	38,900	463,688
John Bean Technologies	15,600	699,816
Lydall*	20,000	684,600
Navigant Consulting*	27,500	473,000
NN	25,900	357,420
Saia*	18,600	439,146
Sterling Construction*	92,500	357,975
Team*	10,200	357,000

		8,260,912

INFORMATION TECHNOLOGY — 22.6%
Applied Optoelectronics*	29,500	608,290
CalAmp*	39,100	741,336
Calix*	67,600	472,524
ePlus*	5,400	455,868
Everyday Health*	29,700	279,180
Fabrinet*	34,600	749,782
GSI Group*	30,400	410,704
Immersion*	54,900	712,602
Mesa Laboratories	6,500	727,025
Nanometrics*	33,100	505,768
Newport*	35,700	539,427
Park City Group*	30,412	354,300
Photronics*	54,000	517,860
Silicon Graphics International*	71,700	313,329
Sykes Enterprises*	30,500	884,500
Tower Semiconductor*	18,000	240,480
Veeco Instruments*	19,200	345,984
WNS Holdings ADR*	28,809	981,523

		9,840,482

MATERIALS — 1.0%
Materion	14,400	434,160

TELECOMMUNICATION SERVICES — 4.3%
8x8*	89,800	957,268

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
October 31, 2015

COMMON STOCK — continued
	Shares	Value
TELECOMMUNICATION SERVICES — continued
Vonage Holdings*	149,000	$904,430

		1,861,698

TOTAL COMMON STOCK (Cost $35,094,745)		41,530,418

SHORT-TERM INVESTMENT (A) — 6.4%
Dreyfus Treasury Cash Management Fund Cl A , 0.010% (Cost $2,779,945)	2,779,945	2,779,945

TOTAL INVESTMENTS — 101.9% (Cost $37,874,690)		$44,310,363

Percentages are based on Net Assets of $43,493,316.

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of October 31, 2015.

ADR — American Depositary Receipt

Cl — Class

For information regarding the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual and annual financial statements.

RHJ-AR-001-1400

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

The Advisors’ Inner Circle Fund and the Shareholders of

Rice Hall James Micro Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Rice Hall James Micro Cap Portfolio (one of the funds constituting The Advisors’ Inner Circle Fund, hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

December 24, 2015

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2016

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: January 8, 2016

*	Print the name and title of each signing officer under his or her signature.